                                                                    EXHIBIT 23.1

         CONSENT OF ARTHUR ANDERSEN LLP, INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated July 23, 1999 included in Auspex System, Inc.'s Form 10-K for the year ended June 30, 1999.


                                          /s/ ARTHUR ANDERSEN LLP


San Jose, California
February 16, 2000